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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2006

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                              56-0506342
------------                                     ----------------
(Commission File No.)                      (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant's Certifying Accountant

Attached as Exhibit 16 is the letter received by Burke Mills, Inc. (the "Company") on January 30, 2006 from BDO Seidman pursuant to Item 304(a)(3) of Regulation S-K. The letter is responsive to the statements made by the Company in response to Item 304(a) of Regulation S-K in current reports on Form 8-K filed by the Company with the SEC in regard to the resignation of BDO Seidman as the independent registered public accounting firm previously engaged as the accountant to audit the Company's financial statements. Said current reports were filed with the SEC on Form 8-K filed November 16, 2005, Form 8-K/A filed November 17, 2005 and Form 8-K/A2 filed November 29, 2005.


Item 9.01 - Financial Statements and Exhibits

Exhibits are attached as follows:

Exhibit No.                                  Description
-----------                                  -----------------------
  16                                         Letter from BDO Seidman



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 31, 2006                  BURKE MILLS, INC.


                                           By: s/Thomas I. Nail
                                           ----------------------------
                                           Thomas I. Nail
                                           President and COO

Exhibit 16



BDO -- BDO Seidman, LLP                   1001 Morehead Square Drive, Suite 300
       Accountants and Consultants        Charlotte, North Carolina 28203
                                          Telephone: (704) 887-4236
                                          Fax: (704) 887-4290

January 26, 2006


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:      Burke Mills, Inc.
         (Commission File No. 0-5680)
         Report under Item 4.01 of Form 8-K
         Date of report - November 9, 2005

We have been furnished with a copy of the report under Item 4.01 of Form 8-K/A (the "8-K) which we have been advised that our former client, Burke Mills, Inc. filed with the Securities and Exchange Commission on November 29, 2005. With respect to that 8-K, BDO Seidman, LLP does not disagree with the disclosures related to BDO Seidman, LLP except as follows:

         1. With respect to paragraph 1, on October 20, 2005, a BDO Seidman, LLP
(BDO) representative informed the audit committee chairman of Burke Mills, Inc., that BDO was then undertaking its annual client retention review process to determine the best allocation of BDO's resources. The representative informed the audit committee chairman that several factors were being considered, however, it was the representative's belief that it was likely that the firm would resign from the engagement subsequent to the 3rd quarter review.

         2. With respect to paragraph 7, on November 9, 2005, Tom Nail, Chief Executive Officer informed BDO that the Company's audit committee had engaged Scott McElveen LLP to serve as the Company's independent registered accounting firm in replacement of BDO.

Very truly yours,


s/BDO Seidman, LLP


CC:      Mr. Pete Huntley, Audit Committee Chair
         Mr. Tom Nail, Chief Executive Officer